SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Tessco Technologies Incorporated Shareholder: Notice is hereby given that the 2011 Annual Meeting of Shareholders of TESSCO Technologies Incorporated (the “Company”) will be held at the Company’s offices located at 375 West Padonia Road, Timonium, Maryland 21093, on Thursday, July 21, 2011, at 9:00 a.m. (local time), to act upon Proposal Nos. 1, 2, 3 and 4 described below, and if properly presented at the meeting or any postponement or adjournment thereof, Proposal No. 5 and any other matters. Proposal No. 1: To elect two (2) director nominees to serve on our Board of Directors for one-year terms ending at the Annual Meeting of Shareholders to be held in 2012 and until their respective successors are duly elected and qualified. Proposal No. 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012. Proposal No. 3: To increase the number of shares available for awards under our Second Amended and Restated 1994 Stock and Incentive Plan by 690,000, from 2,863,125 to 3,553,125, and to extend the date through which awards may be granted thereunder from July 22, 2014 to July 21, 2016. Proposal No. 4: To approve our Second Amended and Restated 1994 Stock and Incentive Plan and specific performance criteria for purposes of Section 162(m) of the Internal Revenue Code. Proposal No. 5: A shareholder proposal on majority voting for director nominees. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote “AGAINST” Proposal 5. The Board of Directors has fixed the close of business on June 3, 2011 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement(s) or adjournment(s) thereof. TESSCO TECHNOLOGIES INCORPORATED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Thursday, July 21, 2011 CONTROL NUMBER TESSCO TECHNOLOGIES INCORPORATED If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 11, 2011 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS, OR TO VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/tess The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/tess 01304

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person. Meeting Location: Tessco Technologies Incorporated 375 West Padonia Road Timonium, Maryland 21093 The following Proxy Materials are available for you to review online: • the Company’s 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report to Shareholders for the year ended March 27, 2011 (which is not deemed to be part of the official proxy soliciting materials); • the Company’s Annual Report on Form 10-K for fiscal year ended March 27, 2011 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper or email copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/tess The Proxy Materials for TESSCO TECHNOLOGIES INCORPORATED are available to review at: http://www.proxyvoting.com/tess Have this notice available when you request a PAPER or EMAIL copy of the Proxy Materials, when you want to view your proxy materials online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 01304 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.